Fees Summary	Mar. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 497,905,000
Previously Paid Amount	0
Total Fee Amount	76,229.26
Total Offset Amount	0
Net Fee	$ 76,229.26